UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2018

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Inverness Drive South, Building C, Suite 301

Englewood, CO 80112

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 16, 2018, Agri-Energy, LLC (“Agri-Energy), a wholly-owned subsidiary of Gevo, Inc. (the “Company”), entered into an Ethanol and Isobutanol Purchase and Marketing Agreement (the “Agreement”) with Eco-Energy, LLC (“Eco-Energy”), which provides for the sale and marketing of ethanol produced at the Company’s production facility located in Luverne, Minnesota. Pursuant to the Agreement, Eco-Energy will purchase ethanol for its own use or account, or purchase ethanol to sell and market to third parties, at market prices at the time of a purchase order for the sale of the ethanol. Agri-Energy will also pay Eco-Energy a marketing fee for any product sold to third parties under the terms of the Agreement. Agri-Energy may also sell isobutanol to Eco-Energy under the terms of the Agreement, however, Agri-Energy is under no obligation to sell any isobutanol to Eco-Energy.

The parties agreed to mutual termination rights under the Agreement under certain circumstances, including the material breach of the Agreement and the bankruptcy or change of control of the other party. The Agreement also contains customary representations, warranties, covenants and confidentiality provisions, and also contains mutual indemnification obligations.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1†	Ethanol and Isobutanol Purchase and Marketing Agreement, dated February 16, 2018, between Eco-Energy, LLC and Agri-Energy, LLC.

†	Certain portions of the exhibit have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: February 22, 2018	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel and Secretary